Exhibit 10.16.4

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

SEVENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Seventh Amendment (“Seventh Amendment”) to the Data License Agreement (“DLA”), dated December 1, 2002, between Navigation Technologies Corporation (“NTC”) and TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and NTNA and NAVTEQ Europe B.V. (collectively “NT” or “NAVTEQ”) as of the date of last signature below (“Seventh Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Seventh Amendment shall have the meanings set forth in the Agreement or within each applicable TL.

WHEREAS, NT and Client have entered into Territory License No. 1, with an effective date of December 1, 2002 (“TL 1”), Territory License No. 2, with an effective date of June 30, 2003 (“TL 2”), Territory License No. 3, with an effective date of February 7, 2006 (“TL 3”), Territory License No. 5, with an effective date of March 6, 2006 (“TL 5”), Territory License No. 6, with an effective date of May 18, 2007 (“TL 6”) and Territory License No. 7, with an effective date of May 18, 2007 (“TL 7”);

WHEREAS, the DLA, TL 1, TL 2, TL 3, TL 5, TL 6 and TL 7 shall collectively be referred to herein as “the Agreement”;

WHEREAS, NT and Client desire to amend certain provisions of the Agreement with this Seventh Amendment;

WHEREFORE, the parties agree as follows:

1.	Term. The Expiration Date of the Agreement is hereby extended through January 31, 2012. The Term of the Agreement shall automatically extend for an additional one-year period unless either party provides written notice of non-renewal to the other at least 180 days prior to the Expiration Date, in which case the DLA and all associated Territory Licenses thereto shall terminate on January 31, 2012.

2.	Change in Address.

The NT Address set forth on page 1 of the DLA is hereby changed to the following:

NAVTEQ North America, LLC

425 W. Randolph Street

Chicago, Illinois 60606

Attn: General Counsel

Phone: [*****]

Fax: [*****]

The LICENSEE Address set forth on page 1 of the DLA is hereby changed to the following:

TeleNav, Inc.

1130 Kifer Road

Sunnyvale, California 94086

Attn: General Counsel

Phone: [*****]

Fax: [*****]

3.	Confidentiality. The following is hereby added to Section 16 of the DLA:

“Each party may disclose Confidential Information of the other to the receiving party’s parent company and affiliates, provided that employees receiving such Confidential Information are bound by confidentiality obligations at least as restrictive as those contained herein.”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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NT CONFIDENTIAL

4.	U.S. Government End-Users. Addendum 1 to the Agreement is hereby replaced with the amended and restated Addendum 1 (U.S. Government End-Users) attached hereto. Client shall use commercially reasonable efforts to implement the updated version of such notice as soon as reasonably possible following execution of this Seventh Amendment.

5.	US/Canada Supplier Terms. Addendum 2 to the Agreement is hereby replaced with the amended and restated Addendum 2 (US/Canada Supplier Terms) attached hereto. Client shall use commercially reasonable efforts to implement the updated version of such terms as soon as reasonably possible following execution of this Seventh Amendment.

6.	Europe Supplier Terms. Addendum 3 to the Agreement is hereby replaced with the amended and restated Addendum 3 (Europe Supplier Terms) attached hereto. Client shall use commercially reasonable efforts to implement the updated version of such terms as soon as reasonably possible following execution of this Seventh Amendment.

7.	License Fee Reports & Due Dates. Paragraph C of Exhibit C to TL 1, Section II of Exhibit B to TL 2, Section VI(B) of TL 6 and Section VI(B) of TL 7 are hereby replaced in their entirety with the following:

“License Fee reports for each calendar month are due by the [*****] day of the following calendar month (e.g., the fee report for October is due by November [*****]). [*****], NT shall invoice Client for the amounts due. License Fees shall be due and paid by the [*****] day following the [*****].”

8.	Minimum Annual License Fees. Effective as of February 1, 2009, Section VIII of TL 1, Section VII of TL 2, Section VII of TL 6 and Section VII of TL 7 are hereby replaced in their entirety with the following:

“Client shall pay NT aggregate minimum annual license fees (“MALF”) in the following amounts:

•

[*****] per annual period (i.e., February 1st through January 31st) for the duration of the TL Term, which shall be applied cumulatively against license fees due in each annual period for use of Data for the Territories of [*****] under [*****]; and

•

[*****] per annual period (i.e., February 1st through January 31st) for the duration of the TL Term, which shall be applied cumulatively against license fees due in each annual period for use of Data for the Territories of [*****] under [*****].

Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due to NT under any other agreement; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth above.

The MALF for each annual period of the renewal term is due and shall be paid in [*****] installments (each installment being [*****] of the total MALF amount) due respectively on the first day of each [*****] of the annual period (commencing on February 1, 2009) and shall be paid within [*****] days thereof.”

9.	Branding Provisions. The following provisions are hereby added to Section XI of TL 1, Section X of TL 2, Section X of TL 6 and Section X of TL 7:

“In addition to any branding requirements stated elsewhere in the Agreement or this TL, Client agrees to comply with the following branding provisions with respect to the use of the Data in Applications licensed hereunder:

•

Splash Screen – Where controlled by Client, the NAVTEQ Maps logo shall appear on a start-up screen for a minimum of [*****] seconds each time that the Application is launched. If controlled by a customer of Client, Client shall use commercially reasonable efforts to require such customer to display the NAVTEQ Maps logo in this manner.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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•	Website – The NAVTEQ Maps logo must appear prominently in the partner section on Client’s web portal.

•

Printed Collateral – With respect to Collateral printed by Client for Applications in which NAVTEQ Data is used, the NAVTEQ Maps logo must be displayed on all printed Collateral, including without limitation, operating guides, quick start guides, sell sheets and specification sheets. Where possible, the NAVTEQ Maps logo shall be placed in the lower right hand corner.

•	Retail Product Displays – Where controlled by Client, the NAVTEQ Maps logo shall be included on retail product displays.

In the event of a conflict between the branding requirements in the Agreement or this TL and the terms set forth above, the terms set forth above shall prevail.”

10.	Permitted Applications (TL 1, TL 6 and TL 7). The first paragraph of Exhibit B to TL 1, Section I of Exhibit A to TL 6 and Section I of Exhibit B to TL 7 are hereby replaced in their entirety with the following:

“Permitted Applications shall consist solely of the following, each as further defined below:

(a) “[*****] Application”. A [*****] Application is a [*****] Application which (i) has [*****], (ii) may use the Data solely to provide [*****] Transactions (which may include [*****]), (iii) uses [*****] in connection with [*****] Transactions; and (iv) [*****].

(b) “[*****] Application”. A [*****] Application is a [*****] Application (i) which uses the Data solely to provide [*****] Transactions and/or [*****] Transactions (and may not use Data to provide [*****]), (ii) has [*****], (iii) uses [*****] in connection with [*****], and (iv) which is [*****]. [*****] Application shall use NAVTEQ Data solely to [*****].

Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Permitted Applications shall not include Excluded Applications.”

11.	License Fees – Server-Based Portable Off-Board Navigation Applications. The pricing set forth in Exhibit C to TL 1 and Section II of Exhibit A to TL 6 is hereby replaced with the following:

“Client shall pay NT the license fees set forth in the tables below for the use of Data in [*****] Applications. The applicable license fees are based on [*****]. For purposes of the foregoing, “[*****]” shall mean an Identified End-User that [*****]. Any use of the Data with the Application shall trigger the [*****] fee to be paid to NT.

a.	[*****] Territory. For the [*****] Territory, the license fees due to NT shall also depend on [*****], as set forth in the first column of the table below.

On each annual anniversary of the Seventh Amendment Effective Date, Client may change [*****].

[*****] Territory

[*****] Applications

[*****]	[*****]			[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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NT CONFIDENTIAL

b.	[*****] Territory.

[*****] Territory

[*****] Applications

[*****]				[*****]
[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]

c.	[*****] Territories. The pricing set forth in Section II(1) of Exhibit B to TL 7 shall apply to the use of Data in [*****] Applications, provided, however, that Client shall be allowed to pay [*****].

d.	TeleNav’s Global Edition Product. For the “Global Edition” version of Client’s [*****] Application in which Data for [*****] is accessible for use, Client shall pay NT [*****].

e.	Premium Applicable to [*****].

(i)	If [*****] are accessible for use in a [*****] Application, a premium of [*****] shall be applied to the [*****] fees set forth above.

(ii)	If [*****] are accessible for use in the [*****] Application, a premium of [*****] shall be applied to the [*****] fees set forth above. For the sake of clarity, [*****].

f.	[*****]. For [*****], Client may elect to pay [*****] based on the license fees calculated in accordance with the table below.

License Fees [*****]

[*****]	[*****]
[*****]	[*****]*
[*****]	[*****]*
[*****]	[*****]*

*	The “[*****] Fee” is (i) the applicable [*****] Fee as determined from the license fee tables above plus any applicable premiums (e.g., the premium applicable to [*****]), and (ii) is applicable only if [*****].

For purposes of the foregoing, the following shall apply:

(i)	“[*****]” means each grant to an Identified End-User of the right to receive [*****] Transactions (which may include [*****]. Without limiting the foregoing, a [*****] shall be deemed to [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

(ii)	For [*****], the [*****] fees for [*****] shall be reported in the license fee report that is due in the [*****] following [*****] and such fees shall be due and paid in accordance with the terms of Section 7 herein.

g.	No Other Discounts. Notwithstanding anything to the contrary, the pricing set forth in this Section 11 of this Seventh Amendment shall not be subject to any other discounts contained in each respective TL or as otherwise set forth in the Agreement.”

12.	[*****] Application. The following is hereby added to the pricing set forth in Exhibit C to TL 1, Section II of Exhibit A to TL 6 and Section II(1) of Exhibit B to TL 7:

“Subject to the conditions set forth below, [*****] for the use of Data in the [*****] Application, provided, however, that Client shall pay [*****] applicable to a [*****] Application for [*****] Application in which [*****]. In such event, Client shall report such use as a separate line item in its license fees reports and shall pay applicable license fees as determined in accordance with the pricing set forth above. In addition, if [*****] in connection with the [*****] Application, then Client shall notify NT and [*****]. [*****] shall be subject to the following conditions:

1.	The [*****] Application must be [*****].

2.	The [*****] Application must [*****]. Such [*****] shall include, but not be limited to, [*****]:

(a)	[*****];

(b)	[*****]; and

(c)	[*****].

3.	[*****], then use of the [*****] Application shall be subject to the following license fees, which are based on [*****].

[*****]

[*****]	[*****]

[*****]	[*****]

13.	License Fees [*****]. The pricing for [*****] contained in Section A of Exhibit C to TL 1 (as set forth in the Fifth Amendment to the Agreement) is hereby replaced with the following:

“[*****] License Fees. Client shall pay NT [*****] fee of [*****] for using the NAVTEQ Data for [*****] in accordance with Section V(D) of TL 1. Such fee shall [*****] discounts contained in TL 1 or as otherwise set forth in the Agreement. Such fee shall be due on the first day of each [*****] period during the renewal term of TL 1.”

14.	Permitted Application (TL 2). Section I of Exhibit B to TL 2 is hereby replaced in its entirety with the following:

“The Permitted Application shall consist solely of the following:

“[*****] Application”. A [*****] Application means a [*****] Application that uses Data solely for [*****]. Such Application (i) has [*****], (ii) may use the Data solely to provide [*****] Transactions, [*****] (but may not use the Data for [*****]), and (iii) [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Permitted Application shall not include Excluded Applications. Notwithstanding anything to the contrary in TL 2, Client agrees that its license to use Data in such Application is hereby limited to use of Data for the United States only.”

15.	License Fees – Server-Based Mobile Asset Management Applications. The pricing set forth in Section II of Exhibit B to TL 2 is hereby replaced with the following:

“Client shall pay NT the license fees set forth in the tables below for the use of Data in [*****] Applications. The applicable license fees are based on [*****].

[*****]

[*****] Applications

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

Client may provide [*****] with [*****] Applications, provided, however, that [*****].”

16.	[*****]. Notwithstanding anything to the contrary contained in the Agreement, [*****] is allowed in the Permitted Applications, [*****]. For purposes of clarity, [*****] does not mean that Client has the right to [*****]. Any license of [*****] to Client would be [*****].

17.	[*****]. Notwithstanding anything to the contrary in TL 7, the restrictions on [*****] shall no longer apply to Applications licensed thereunder.

18.	[*****]. Commencing on February 1, 2009, NT shall create a marketing development fund based [*****] for use of Data for the Territory of [*****]. The use of [*****] shall be mutually agreed upon by the parties with [*****].

19.	Press Release. Within sixty (60) days following execution of this Seventh Amendment, both parties agree to issue a mutually agreeable joint press release with quotations from senior executives from each party.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

20.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed by their authorized representatives as of the Seventh Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Douglas S. Miller

Name:	Lawrence M. Kaplan	Name:	Douglas S. Miller

Title:	EVP, General Counsel & Corporate Secretary	Title:	CFO

Date:	12/16/08	Date:	12/12/08

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

NAVTEQ EUROPE B.V.

By:	/s/ Lawrence M. Kaplan

Name:	Lawrence M. Kaplan

Title:	EVP, General Counsel & Corporate Secretary

Date:	12/16/08

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

ADDENDUM 1 (AMENDED & RESTATED)

U.S. Government End-Users

If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, NAVTEQ Data (hereinafter “Data”) is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with [insert the name of the terms/conditions in which this notice is included], and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 425 West Randolph Street, Chicago, Illinois 60606

This Data is a commercial item as defined in FAR 2.101 and is subject to [insert the name of the terms/conditions in which this notice is included] under which this Data was provided.

© 200X NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

ADDENDUM 2 (AMENDED & RESTATED)

US/Canada Supplier Terms

Data for the United States. The End-User Terms for any Application containing Data for the United States shall contain the following notices:

“NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.”

“©United States Postal Service® 200X. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.”

Data for Canada. The following provisions apply to the Data for the Territory of Canada, which may include or reflect data from third party licensors (“Third Party Data”), including Her Majesty the Queen in Right of Canada (“Her Majesty”) and Canada Post Corporation (“Canada Post”):

I.	Disclaimer and Limitation: Client agrees that its use of the Third Party Data is subject to the following provisions:

A.	Disclaimer: The Third Party Data is licensed on an “as is” basis. The licensors of such data, including Her Majesty and Canada Post, make no guarantees, representations or warranties respecting such data, either express or implied, arising by law or otherwise, including but not limited to, effectiveness, completeness, accuracy or fitness for a particular purpose.

B.	Limitation on Liability: The Third Party Data licensors, including Her Majesty and Canada Post, shall not be liable: (i) in respect of any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action alleging any loss, injury or damages, direct or indirect, which may result from the use or possession of such Data; or (ii) in any way for loss of revenues or contracts, or any other consequential loss of any kind resulting from any defect in the Data.

II.

Copyright Notice: In connection with each copy of all or any portion of the Data for the Territory of Canada, Client shall affix in a conspicuous manner the following copyright notice on at least one of: (i) the label for the storage media of the copy; (ii) the packaging for the copy; or (iii) other materials packaged with the copy, such as user manuals or end user license agreements: “This data includes information taken with permission from Canadian authorities, including © Her Majesty, © Queen’s Printer for Ontario, © Canada Post, GeoBase® .”

III.	End-User Terms: In connection with the provision of any portion of the Data for the Territory of Canada to End-Users as may be authorized under the Agreement, Client shall provide such End-Users, in a reasonably conspicuous manner, with terms (set forth with other end user terms required to be provided under the Agreement, or as otherwise may be provided, by Client) which shall include the following provisions on behalf of the Third Party Data licensors, including Her Majesty and Canada Post:

The Data may include or reflect data of licensors, including Her Majesty and Canada Post. Such data is licensed on an “as is” basis. The licensors, including Her Majesty and Canada Post, make no guarantees, representations or warranties respecting such data, either express or implied, arising by law or otherwise, including but not limited to, effectiveness, completeness, accuracy or fitness for a particular purpose.

The licensors, including Her Majesty and Canada Post, shall not be liable in respect of any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action alleging any loss, injury or damages, direct or indirect, which may result from the use or possession of the data or the Data. The licensors, including Her Majesty and Canada Post, shall not be liable in any way for loss of revenues or contracts, or any other consequential loss of any kind resulting from any defect in the data or the Data.

End User shall indemnify and save harmless the licensors, including Her Majesty the Queen, the Minister of Natural Resources of Canada and Canada Post, and their officers, employees and agents from and against any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action, alleging loss, costs, expenses, damages or injuries (including injuries resulting in death) arising out of the use or possession of the data or the Data.

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IV.	Additional Provisions: This Addendum is in addition to all of the rights and obligations of the parties under the Agreement. To the extent that any of the provisions of this Addendum are inconsistent with, or conflict with, provisions of the Agreement, the provisions of this Addendum shall prevail.

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NT CONFIDENTIAL

ADDENDUM 3 (AMENDED & RESTATED)

Europe Supplier Terms

The following provisions apply to the Data for and to the extent indicated respecting any Territory including any country of Europe, which may include or reflect data from respective third party licensors:

1.	Paper Maps. With respect to any license granted to Client relating to making, selling or distributing paper maps (i.e., a map fixed on a paper or paper-like medium): (a) such license with respect to Data for Great Britain is conditioned on Client’s entering into and complying with a separate written agreement with the Ordnance Survey (“0S”) to create and sell paper maps, Client paying to the 0S any and all applicable paper map royalties, and Client complying with the 0S copyright notice requirements; (b) such license for selling or otherwise distributing for charge with respect to Data for the Czech Republic is conditioned on Client’s obtaining prior written consent from Kartografie a.s.; (c) such license for selling or distributing with respect to Data for Switzerland is conditioned on Client obtaining a permit from Bundesamt für Landestopografie of Switzerland; (d) Client is restricted from using Data for France to create paper maps with a scale between 1:5,000 and 1:250,000; and (e) Client is restricted from using any Data to create, sell or distribute paper maps that are the same or substantially similar, in terms of data content and specific use of color, symbols and scale, to paper maps published by the European national mapping agencies, including without limitation, Landervermessungämter of Germany, Topografische Dienst of the Netherlands, Nationaal Geografisch Instituut of Belgium, Bundesamt für Landestopografie of Switzerland, Bundesamt für Eich-und Vermessungswesen of Austria, and the National Land Survey of Sweden. The foregoing restrictions (a)-(d) do not apply to the case of an End-User using an electronic Application (e.g., a software product) to print a map for such End-User’s own internal use.

2.	0S Enforcement. Without limiting Section 1 above, with respect to Data for Great Britain, Client acknowledges and agrees that the Ordnance Survey (“0S”) may bring a direct action against Client to enforce compliance with the 0S copyright notice (see Section 9 below) and paper map requirements (see Section 1 above) contained in this Agreement.

3.	Traffic Codes. The following provisions apply to any grant of license for use of Data that includes Traffic Codes.

A.	General Restrictions Applicable to Traffic Codes. Client acknowledges and agrees that in certain countries of the Territory of Europe, Client shall be responsible for obtaining rights directly from third party RDS-TMC code providers to use the Traffic Codes in the Data and to deliver to End-Users information, data, applications, products and/or services in any way derived from or based on such Traffic Codes.

B.	Display of Third Party Rights Legend for Belgium. Client shall, for each provision of information, data, applications, products and/or services that uses Traffic Codes for Belgium, provide the following notice to the End-User: “Traffic Information is provided by the Ministerie van de Vlaamse Gemeenschap and the Ministèrie de l’Equipement et des Transports.”

4.	Use of Data for Moldova and/or Ukraine. Data for Moldova may not be distributed to End-Users in Moldova and Data for Ukraine may not be distributed in Ukraine. Client agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.

5.	Third Party Notices. Any and all copies of the Data and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Territory (or portion thereof) included in such copy:

Territory	Notice

Austria	“©Bundesamt für Eich- und Vermessungswesen”

Croatia, Cyprus, Estonia, Latvia, Lithuania, Moldova, Poland, Slovenia and/or Ukraine	“© EuroGeographics”

France	The following notice must appear on all copies of the Data, and may also appear on packaging: “source: Géoroute® IGN France & BD Carto® IGN France”

Germany	“Die Grundlagendaten wurden mit Genehmigung der zustandigen Behörden entnommen” or “Die Grundlagendaten wurden mit Genehmigung der zustaendigen Behoerden entnommen.”

Great Britain	“Based upon Crown Copyright material.”

Greece	“Copyright Geomatics Ltd.”

Hungary	“Copyright © 2003; Top-Map Ltd.”

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Territory	Notice

Italy	“La Banca Doti Italiana è stata prodotta usando quale riferimento anche cartografia numerica ed al tratto prodotta e fornita dalla Regione Toscana.”

Norway	“Copyright © 2000; Norwegian Mapping Authority”

Portugal	“Source: IgeoE - Portugal”

Spain	“Información geográfica propiedad del CNIG”

Sweden	“Based upon electronic data © National Land Survey Sweden.”

Switzerland	“Topografische Grundlage: © Bundesamt für Landestopographie.”